Exhibit 99.1

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT, dated as of October 29, 2023 (this “Agreement”), is by and among United Therapeutics Corporation, a Delaware public benefit corporation (“Parent”), Morpheus Subsidiary Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and those certain stockholders of Miromatrix Medical Inc., a Delaware corporation (the “Company”), listed on Schedule I hereto (each, a “Stockholder”). For the avoidance of doubt, the obligations of the Stockholders under this Agreement are several and not joint and no Stockholder shall be liable for any breach or failure of performance by any other Stockholder.

RECITALS

WHEREAS, each Stockholder is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of actually outstanding shares of common stock, par value $0.00001 per share, of the Company (“Shares”) set forth opposite such Stockholder’s name on Schedule I hereto (the “Owned Shares”; the Owned Shares and any additional Shares and any other actually outstanding voting securities of the Company which a Stockholder acquires record and/or beneficial ownership of after the date hereof, including, without limitation, by purchase, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange, or change of such shares, or upon exercise, vesting, or conversion of any securities, are such Stockholder’s “Covered Shares”);

WHEREAS, Parent, Merger Sub, and the Company are entering into that certain Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended, modified, or supplemented from time to time, the “Merger Agreement”), which provides, among other things, for Merger Sub to commence a cash tender offer to purchase any and all of the outstanding Shares pursuant to the terms set forth in the Merger Agreement and for the merger of Merger Sub with and into the Company (the “Merger”) as soon as practicable following the consummation (as defined in Section 251(h) of the DGCL) of the Offer, with the Company continuing as the surviving corporation in the Merger;

WHEREAS, in order to induce Parent and Merger Sub to enter into the Merger Agreement, and to consummate the transactions contemplated thereby, including the Merger, Parent, Merger Sub, and each Stockholder are entering into this Agreement; and

WHEREAS, prior to the Stockholders’ execution and delivery hereof, the Board of Directors of the Company approved this Agreement and the transactions contemplated hereby for purposes of Section 203 of the DGCL.

Capitalized terms used herein without definition have the meanings set forth in the Merger Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants, and agreements contained herein, and intending to be legally bound hereby, Parent, Merger Sub, and each Stockholder hereby agrees as follows:

1.            Agreement to Tender.

(a)            From the date hereof until the Termination Date (as defined below), each Stockholder irrevocably and unconditionally agrees to promptly (and, in any event, not later than ten (10) Business Days after the commencement of the Offer) (i) validly tender or cause to be validly tendered into the Offer, pursuant to and in accordance with the terms of the Offer, the Covered Shares (free and clear of any Liens other than those arising under applicable securities Laws), (ii) deliver all other documents or instruments required to be delivered by such Stockholder pursuant to the terms of the Offer, including (A) a letter of transmittal with respect to such Stockholder’s Covered Shares complying with the terms of the Offer and (B) a certificate representing such Stockholder’s Covered Shares or an “agent’s message” (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of a book-entry share of any uncertificated Covered Shares, and (iii) if such Stockholder acquires beneficial ownership of, and the right to tender, any additional outstanding Shares during the term of this Agreement, to promptly (and, in any event, not later than the earlier of (x) four (4) Business Days after such Stockholder acquires beneficial ownership of, and the right to tender, such Shares and (y) the Termination Date (as defined herein)) validly tender or cause to be validly tendered into the Offer, pursuant to and in accordance with the terms of the Offer, all of such additional Shares.

(b)            Each Stockholder agrees not to withdraw, and not to cause or permit to be withdrawn, any Covered Shares from the Offer prior to the Termination Date.

(c)            Each Stockholder acknowledges and agrees that Merger Sub’s obligation to accept for payment Shares tendered into the Offer, including any Covered Shares tendered by such Stockholder, is subject to the terms and conditions of the Merger Agreement and the Offer.

(d)            If the Merger Agreement is terminated prior to the Effective Time, Parent and Merger Sub shall, or shall cause any depository or other party acting on behalf of Parent and Merger Sub to, promptly return to each Stockholder all Shares tendered by such Stockholder in the Offer.

2.            Vote. From the date hereof until the Termination Date, each Stockholder irrevocably and unconditionally agrees that such Stockholder shall at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting), however called, or in connection with any written consent of stockholders of the Company, with respect to such Stockholder’s Covered Shares:

(a)            when a meeting is held, appear at such meeting or otherwise cause the Covered Shares to be counted as present thereat for the purpose of establishing a quorum, and respond to each request by the Company for written consent, if any; and

(b)            vote (or consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all Covered Shares:

(i)            in favor of the Merger, the adoption of the Merger Agreement, and any other matters relating to and/or necessary for consummation of the Merger and the other transactions contemplated in the Merger Agreement;

(ii)           in favor of any proposal to adjourn or postpone the meeting to a later date if a quorum is not present or if there are not sufficient votes for the adoption of the Merger Agreement; and

(iii)          against (A) any action, proposal, agreement, or transaction made in opposition to or competition with the Merger or the Merger Agreement, including, without limitation, any Acquisition Proposal (including any Superior Proposal) (or any proposal relating to or intended to facilitate an Acquisition Proposal, including any Superior Proposal), (B) any proposal for any recapitalization, material business transaction, reorganization, liquidation, winding up of the Company, dissolution, amalgamation, consolidation, merger, sale of assets, or other business combination between the Company and any other Person, (C) any sale, lease, license, or transfer of a material amount of assets (including, for the avoidance of doubt, capital stock of Subsidiary of the Company) of the Company or any reorganization, (D) any other action, agreement (including, without limitation, any amendment, waiver, release from, or non-enforcement of any agreement) or transaction that would or could reasonably be expected to impede, frustrate, interfere with, delay, postpone, or adversely affect the timely consummation of the Offer or Merger or any of the transactions contemplated by the Merger Agreement or this Agreement (including the performance by a Stockholder of such Stockholder’s obligations under this Agreement), and (E) any change in the present capitalization or dividend policy of the Company (including without limitation any extraordinary dividend or distribution by the Company) or any amendment or other change to the Company’s certificate of incorporation or bylaws, except if approved by Parent.

3.            Grant of Irrevocable Proxy; Appointment of Proxy.

(a)            EACH STOCKHOLDER HEREBY GRANTS TO, AND APPOINTS, PARENT, THE EXECUTIVE OFFICERS OF PARENT, AND ANY OTHER DESIGNEE OF PARENT, EACH OF THEM INDIVIDUALLY, SUCH STOCKHOLDER’S IRREVOCABLE (UNTIL THE TERMINATION DATE, AT WHICH TIME THIS PROXY SHALL AUTOMATICALLY BE REVOKED) PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE THE COVERED SHARES AS INDICATED IN SECTION 2 herein. EACH STOCKHOLDER INTENDS THIS PROXY TO BE IRREVOCABLE (UNTIL THE TERMINATION DATE, AT WHICH TIME THIS PROXY SHALL AUTOMATICALLY BE REVOKED) AND COUPLED WITH AN INTEREST AND WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY SUCH STOCKHOLDER WITH RESPECT TO THE COVERED SHARES THAT IS INCONSISTENT WITH SUCH PROXY (SUCH STOCKHOLDER REPRESENTING TO PARENT THAT ANY SUCH PROXY IS NOT IRREVOCABLE). TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL AUTHORITY HEREIN CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF EACH STOCKHOLDER AND SHALL BE BINDING UPON THE HEIRS, ESTATE, ADMINISTRATORS, PERSONAL REPRESENTATIVES, SUCCESSORS, AND ASSIGNS OF EACH STOCKHOLDER.

(b)            The proxy granted in this Section 3 shall automatically expire upon the Termination Date.

4.            No Inconsistent Agreements. Each Stockholder hereby represents, covenants, and agrees that, except as contemplated by this Agreement, such Stockholder (a) has not entered into, and shall not enter into at any time prior to the Termination Date, any tender or voting agreement or voting trust with respect to any Covered Shares, and (b) has not granted, and shall not grant at any time prior to the Termination Date, a proxy or power of attorney with respect to any Covered Shares inconsistent with this Agreement.

5.            Termination. This Agreement shall terminate with respect to a Stockholder upon the earliest of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms, and (c) written notice of termination of this Agreement by Parent to such Stockholder (such earliest date being referred to herein as the “Termination Date”); provided, that the provisions set forth in Sections 9 and 12 through 27 shall survive the termination of this Agreement; and provided, further, that any liability incurred by any party hereto as a result of a material breach of a term or condition of this Agreement prior to such termination shall survive the termination of this Agreement.

6.            Representations and Warranties of Stockholder. Each Stockholder hereby represents and warrants to Parent and Merger Sub, severally but not jointly, only as to such Stockholder, as follows:

(a)            Such Stockholder is the record and beneficial owner of, and has good and valid title to, the Owned Shares, free and clear of all Liens other than as created by this Agreement or by applicable securities Laws. Such Stockholder has sole voting power, sole power of disposition, sole power to demand appraisal rights, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Owned Shares, with no limitations, qualifications, or restrictions on such rights, subject to applicable securities Laws and the terms of this Agreement.

(b)            As of the date hereof, other than Company Stock Options and Company RSUs (together, the “Equity Awards”) and the Owned Shares identified on Schedule I hereto, such Stockholder does not own beneficially or of record any (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company, or (iii) options or other rights to acquire from the Company any capital stock, voting securities, or securities convertible into or exchangeable for capital stock or voting securities of the Company.

(c)            The Owned Shares are not subject to any voting trust agreement or other Contract to which such Stockholder is a party restricting or otherwise relating to the voting or Transfer (as defined below) of the Owned Shares. Such Stockholder has not appointed or granted any proxy or power of attorney that is still in effect with respect to any Owned Shares that is inconsistent with this Agreement.

(d)            Such Stockholder has full legal power and capacity to execute and deliver this Agreement and to perform such Stockholder’s obligations hereunder.

(e)            This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming due authorization, execution, and delivery by Parent, constitutes a legal, valid, and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law). If such Stockholder is married and spousal approval is needed for this Agreement to be legal, valid, and binding (due to any Covered Shares being community property or otherwise), the Agreement of Spouse in the form attached hereto as Exhibit A has been duly and validly executed and delivered by such Stockholder’s spouse and, assuming due authorization, execution, and delivery by Parent, constitutes a legal, valid, and binding obligation of such Stockholder’s spouse, enforceable against such Stockholder’s spouse in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(f)            Neither the execution, delivery, or performance of this Agreement by such Stockholder nor the consummation by such Stockholder of the transactions contemplated hereby nor compliance by such Stockholder with any of the provisions hereof shall (i) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, or result in the creation of a Lien on such property or asset of such Stockholder pursuant to, any Contract to which such Stockholder is a party or by which such Stockholder or any property or asset of such Stockholder is bound or affected, or (ii) subject to applicable securities Laws, violate any order, writ, injunction, decree, statute, rule, or regulation applicable to such Stockholder or any of such Stockholder’s properties or assets.

(g)            There is no action, suit, investigation, complaint, or other proceeding pending against such Stockholder or, to the knowledge of such Stockholder, any other Person or, to the knowledge of such Stockholder, threatened against such Stockholder or any other Person that restricts or prohibits (or, if successful, would restrict or prohibit) the exercise by Parent of its rights under this Agreement or the performance by any party (including such Stockholder) of its obligations under this Agreement.

(h)            Such Stockholder (i) has been represented by, or had the opportunity to be represented by, independent counsel of such Stockholder’s own choosing and has had the full right and opportunity to consult with such Stockholder’s counsel, such that, to the extent, if any, that such Stockholder desired, such Stockholder availed himself or herself of such right and opportunity, (ii) has carefully read and fully understands this Agreement and the Merger Agreement in their entirety and has had each of them fully explained to such Stockholder by such Stockholder’s counsel, that such Stockholder is fully aware of the contents thereof and its meaning, intent, and legal effect, and (iii) is competent to execute this Agreement and has executed this Agreement free from coercion, duress, or undue influence.

(i)             Such Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement and the accuracy of the representations and warranties of such Stockholder contained herein.

(j)             No broker, finder, financial advisor, investment banker, or other Person is entitled to any brokerage, finder’s, financial advisor’s, or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

7.            Certain Covenants of Stockholder.

(a)            Subject to Section 8, each Stockholder, for such Stockholder and such Stockholders’ controlled Affiliates (other than the Company), hereby covenants and agrees to be bound by Section 6.2 of the Merger Agreement to the same extent as the Company as if such Stockholder were a party thereto and subject to the covenants contained therein. Each Stockholder acknowledges that such Stockholder has received and reviewed a copy of the Merger Agreement.

(b)            Prior to the Termination Date, and except as contemplated hereby, each Stockholder shall not (i) tender into any tender or exchange offer other than the Offer, (ii) sell, transfer, pledge, hypothecate, distribute, grant, gift, encumber, assign, or otherwise dispose of (including by merger or operation of law and whether constructively or otherwise, record or beneficial ownership or both) (collectively “Transfer”), or enter into any contract, option, agreement, or other arrangement or understanding with respect to the Transfer of any of the Covered Shares or beneficial ownership or voting power thereof or therein (including by operation of law), (iii) enter into any short sale with respect to the Covered Shares or substantially identical property or enter into or acquire an offsetting derivative contract with respect to the Covered Shares or substantially identical property, (iv) transfer any of the economic interest in the Covered Shares or enter into any transaction that has such effect, (v) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust, or enter into a voting agreement with respect to any Covered Shares, or (vi) knowingly take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing his obligations under this Agreement in a timely manner. Any Transfer in violation of this provision shall be void. At all times until the Termination Date, in furtherance of this Agreement, such Stockholder (A) shall, and hereby does, authorize and instruct the Company or its counsel to notify the Company’s transfer agent that, from the date hereof until the Termination Date, there is a stop transfer order with respect to all of the Covered Shares of such Stockholder (and that this Agreement places certain limits on the voting and transfer of such Shares until the Termination Date), and (B) if so requested by Parent, agrees that the certificates representing Covered Shares shall bear a legend stating that they are subject to this Agreement and to the irrevocable proxy granted in Section 3(a); provided, however, that if this Agreement shall terminate, the foregoing authorization and instruction shall be null and void and shall have no further force or effect. This Section 7 shall not prohibit a Transfer of the Covered Shares by Stockholder to an Affiliate of Stockholder or to any member of Stockholder’s immediate family, or to a trust for the benefit of the Stockholder or any member of the Stockholder’s immediate family, or upon the death of Stockholder (if the Stockholder is an individual); provided, that a Transfer referred to in this sentence shall be permitted only if, prior to the consummation of and as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement.

(c)            Prior to the Termination Date, in the event that any Stockholder acquires beneficial ownership of any additional Shares or other voting interests with respect to the Company, such Shares or voting interests shall, without further action of the parties, be deemed Covered Shares and subject to the provisions of this Agreement to the maximum extent possible considering the nature of the beneficial ownership, and the number of Covered Shares held by such Stockholder set forth on Schedule I hereto will be deemed amended to include such additional Shares accordingly and such Shares or voting interests shall automatically become Covered Shares subject to the terms of this Agreement. Each Stockholder shall promptly notify Parent and the Company (i) of any such acquisition of beneficial ownership other than through the vesting of any Equity Awards, (ii) if any such acquired Covered Shares are subject to (A) Liens other than as created by this Agreement or by applicable securities Laws or (B) any voting trust agreement or other Contract to which such Stockholder is a party restricting or otherwise relating to voting or Transfer, (iii) with respect to such acquired Covered Shares, if such Stockholder does not have sole voting power, sole power of disposition, sole power to demand appraisal rights, and sole power to agree to all of the matters set forth in this Agreement, with no limitations, qualifications, or restrictions on such rights, subject to applicable securities Laws and the terms of this Agreement or (iv) if such Stockholder has appointed or granted any proxy or power of attorney that is still in effect with respect to such acquired Covered Shares that is inconsistent with this Agreement.

(d)            Prior to the Termination Date, each Stockholder irrevocably and unconditionally agrees that it will not bring, commence, institute, maintain, prosecute, join or voluntarily aid in, and agrees to take reasonable actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective directors, officers or any of their respective Affiliates or successors, in each case, (i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement, including seeking to enjoin or delay the Offer, the Merger, or the Closing, (ii) alleging breach of any duty (fiduciary or otherwise) of any Person in connection with the negotiation and entry into the Merger Agreement or this Agreement or (iii) making any claim with respect to SEC disclosure (or other disclosure to the Company’s stockholders) in connection with the Merger Agreement or the transactions contemplated by this Agreement.

8.            Stockholder Capacity. This Agreement is being entered into by each Stockholder solely in such Stockholder’s capacity as a stockholder of the Company (and not in such Person’s capacity as an officer or director of the Company or any of its Subsidiaries), and nothing in this Agreement shall: (1) prohibit, restrict, limit, or otherwise affect the ability of any Stockholder who is or becomes a director or officer of the Company or any of its Subsidiaries to take or omit any action in his or her capacity as a director or officer of the Company or any of its Subsidiaries, to the extent specifically permitted by (or otherwise not prohibited by) the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement; or (2) be construed to prohibit, restrict, limit, or otherwise affect any Stockholder from exercising such Stockholder’s fiduciary duties as an officer or director to the Company or its stockholders.

9.            Waiver of Appraisal Rights. Each Stockholder hereby irrevocably and unconditionally waives any rights of appraisal, quasi-appraisal or rights to dissent from the Merger and/or the transactions contemplated by the Merger Agreement that Stockholder may have under Section 262 of the DGCL or otherwise under any applicable Law.

10.          Disclosure. Each Stockholder hereby (a) consents and authorizes the publication and disclosure by Parent, Merger Sub, and the Company (including in the Offer Documents, the Schedule 14D-9 or any other publicly filed document relating to the Offer, the Merger, or the transactions contemplated by the Merger Agreement) of (i) such Stockholder’s identity, (ii) such Stockholder’s beneficial ownership of Shares or Equity Awards (including the number of such Shares or Equity Awards beneficially owned by such Stockholder), and (iii) the nature of such Stockholder’s commitments, arrangements, and understandings under this Agreement, and any other information that Parent, Merger Sub, or the Company reasonably determines to be required in any publicly filed document in connection with the Offer, the Merger, or otherwise with the transactions contemplated by the Merger Agreement, and (b) agrees as promptly as practicable to notify Parent, Merger Sub, and the Company of any required corrections with respect to any written information supplied by such Stockholder specifically for use in any such disclosure document. During the term of this Agreement, each Stockholder agrees that it will consult with Parent before issuing any press releases or otherwise making any public statements with respect to the transactions contemplated herein, except as may be required in connection with the Offer in any Form 4, Schedule 13D, Schedule 13G or other disclosure required by the SEC or other Governmental Entity to be made by such Stockholder in connection with the Offer, provided that to the extent permissible, such Stockholder shall deliver to Parent a copy of each such Form 4, Schedule 13D, Schedule 13G or other disclosure so required prior to filing the same.

11.          Further Assurances. From time to time, at the request of Parent and without further consideration, each Stockholder shall take such further action as may reasonably be deemed by Parent to be necessary or desirable to consummate and make effective the transactions contemplated by this Agreement.

12.          Non-Survival of Representations and Warranties. The representations and warranties of each Stockholder contained herein shall not survive the Effective Time.

13.          Amendment or Supplement. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties affected thereby.

14.          Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by e mail, upon transmission (provided no “bounce back” or similar message of non-delivery is received with respect thereto), (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth (5th) Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered (i) if to a Stockholder, to such Stockholder’s address set forth on Schedule I hereto, or to such other address as such Stockholder shall have furnished to the Company in writing, and (ii) if to Parent or Merger Sub, to United Therapeutics Corporation, 1735 Connecticut Avenue N.W., Washington D.C. 20009, Attention: General Counsel, E-mail: legal@unither.com (with a copy (which shall not constitute notice) to Gibson, Dunn & Crutcher LLP, 1050 Connecticut Avenue, N.W., Washington, D.C. 20036-5306, Attention: Stephen Glover; Alex Orr, E-mail: SIGlover@gibsondunn.com; AOrr@gibsondunn.com), or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

15.          Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule such reference shall be to a Section, Exhibit, or Schedule of this Agreement unless otherwise indicated. The headings contained in this Agreement or in any Exhibit or Schedule are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth herein. The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified. The words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement shall refer to the Agreement as a whole and not to any particular provision in this Agreement. The term “or” is not exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall.” References to days mean calendar days unless otherwise specified.

16.          Entire Agreement. This Agreement (including the Schedule and Exhibit hereto), together with the Merger Agreement and the CVR Agreement, constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications, and understandings among the parties with respect to the subject matter hereof and thereof.

17.          No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties hereto and their respective successors and permitted assigns any legal or equitable right, benefit, or remedy of any nature under or by reason of this Agreement.

18.          Governing Law. This Agreement and any claims or causes of action arising out of or relating to this Agreement, the negotiation, execution or performance of this Agreement or the transactions contemplated hereby (whether in contract, in tort, under statute or otherwise) shall be governed by, and interpreted, construed and enforced in accordance with, the internal Laws of the State of Delaware, including its statutes of limitations, without giving effect to any choice or conflict of Laws rules or provisions (whether of the State of Delaware or any other jurisdiction) that would result in the application of the Laws of any jurisdiction other than the State of Delaware.

19.          Submission to Jurisdiction. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any party or its controlled Affiliates against any other party or its Affiliates shall be brought and determined in the Court of Chancery of the State of Delaware, provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in any federal court located in the State of Delaware or any other Delaware state court. Each of the parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit, or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim, or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment, or otherwise) and (c) that (i) the suit, action, or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action, or proceeding is improper, or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

20.          Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void; provided, however, that each of Parent and Merger Sub may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to Parent or any of its Affiliates at any time, in which case all references herein to Parent or Merger Sub shall be deemed references to such other Affiliate, provided, however, that no such assignment to Parent or any of its Affiliates shall relieve Parent or Merger Sub of any of their obligations under this Agreement or adversely affect the Stockholder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

21.          Specific Performance. The parties agree that irreparable damage would occur in the event that the parties hereto do not perform the provisions of this Agreement in accordance with its terms or otherwise breach such provisions. Accordingly, prior to any termination of this Agreement, the parties acknowledge and agree that each party shall be entitled to an injunction, specific performance, and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the Court of Chancery of the State of Delaware, provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then in any federal court located in the State of Delaware, this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereby further waives (i) any defense in any action for specific performance that a remedy at law would be adequate and (ii) any requirement under any law to post security as a prerequisite to obtaining equitable relief.

22.          Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed, and enforced in such jurisdiction as if such invalid, illegal, or unenforceable provision or portion of any provision had never been contained herein.

23.          Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

24.          Expenses. All fees and expenses incurred by the parties hereto in connection herewith and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Offer or the Merger is consummated.

25.          Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

26.          Facsimile or .pdf Signature. This Agreement may be executed by facsimile or .pdf signature and a facsimile or .pdf signature shall constitute an original for all purposes.

27.          No Presumption Against Drafting Party. Each of the parties hereto acknowledges that each party to this Agreement has been given adequate opportunity to be represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

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IN WITNESS WHEREOF, Parent, Merger Sub, and each Stockholder have caused to be executed or executed this Agreement as of the date first written above.

PARENT:

UNITED THERAPEUTICS CORPORATION

By:	/s/ John Hess
Name: John Hess
Title: Executive Vice President, Deputy General Counsel

MERGER SUB:

MORPHEUS SUBSIDIARY INC.

By:	/s/ John Hess
Name: John Hess
Title: Executive Vice President, Deputy General Counsel

Signature page to Tender and Support Agreement

STOCKHOLDERS:

/s/ Jeffrey Ross
Jeffrey Ross

/s/ James Douglas
James Douglas

/s/ Paul Buckman
Paul Buckman

/s/ William Burke
William Burke

/s/ John Erb
John Erb

/s/ Lisa Wipperman Heine
Lisa Wipperman Heine

/s/ Peter Maag
Peter Maag

Signature page to Tender and Support Agreement

SCHEDULE I

Name of Stockholder	Address	Owned Shares (initial Covered Shares)	Company Stock Options	Unvested Company RSUs
Jeffrey Ross	[***]	308,775	528,277	87,500
James Douglas	[***]	31,250	220,000	20,000
Paul Buckman	[***]	52,593	193,750	54,201
William Burke	[***]	66,943	-0-	67,413
John Erb	[***]	56,260	193,750	54,201
Lisa Wipperman Heine	[***]	66,943	-0-	67,413
Peter Maag	[***]	62,092	-0-	58,368

Schedule I

1

Exhibit A

AGREEMENT OF SPOUSE

I, ______________, spouse of ______________, acknowledge that I have read the Tender and Support Agreement, dated October 29, 2023 (the “Support Agreement”), by and among my spouse, United Therapeutics Corporation, a Delaware public benefit corporation (“Parent”), and Morpheus Subsidiary Inc., a Delaware corporation and wholly-owned subsidiary of Parent. I am aware that by the provisions of the Support Agreement, my spouse has agreed to take or refrain from taking, as the case may be, certain actions with respect to my spouse’s Covered Shares (as defined in the Support Agreement), which such Covered Shares I may have a community property or other interest in. I hereby consent to and approve in all respects the Support Agreement and all of the transactions and agreements contemplated thereby, including without limitation the grant of the irrevocable proxy provided for therein to Parent, its executive officers and any other designee of Parent, and hereby agree to be bound by the terms and conditions of the Support Agreement as if a Stockholder party thereto.

By:
Name:

PARENT:

UNITED THERAPEUTICS CORPORATION

By:
Name:
Title:

Exhibit A